UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1‑18640	95‑4182437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908‑9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 5, 2018,  Cherokee Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”), notifying the Company that it no longer meets Nasdaq’s requirements for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) because, for a period of 30 consecutive business days, the bid price of the Company’s common stock has not closed at or above the minimum of $1.00 per share. The letter does not impact the Company’s listing on the Nasdaq Global Market at this time, and the Company’s common stock remains listed thereon under the symbol CHKE.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a compliance period of 180 calendar days, or until December 3, 2018, in which to regain compliance with the Bid Price Rule. To regain compliance, the Company’s common stock must have a closing bid price of at least $1.00 for a minimum of 10 consecutive business days during this 180-day compliance period. If the Company has not regained compliance with the Bid Price Rule by December 3, 2018, then the Company may be eligible for a second 180-day compliance period if it (i) submits an application to transfer its listing from the Nasdaq Global Market to the Nasdaq Capital Market, (ii) meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market (with the exception of the bid price requirement), and (iii) provides written notice to Nasdaq of its intention to cure the Bid Price Rule noncompliance during the second compliance period by effecting a reverse stock split, if necessary. If it appears to Nasdaq staff that the Company will not be able to cure the Bid Price Rule noncompliance during this second compliance period or if the Company is otherwise not eligible, or if the Company obtains the second compliance period but is unable to regain compliance with the Bid Price Rule during the second compliance period, then the staff would provide notice to the Company that its securities would be subject to delisting, in which case the Company could appeal the delisting determination to a Nasdaq Hearings Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

June 8, 2018	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer